SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2003

Autobytel Inc.

(Exact name of registrant as specified in its charter)

0-22239

(Commission File Number)

Delaware	33-0711569
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18872 MacArthur Boulevard

Irvine, California 92612

(Address of principal executive offices, with zip code)

(949) 225-4500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) EXHIBITS

99.1	Press Release dated April 24, 2003.

Item 9. Regulation FD Disclosure

The information herein is being furnished under Item 12. of this Form 8-K.

On April 24, 2003, Autobytel Inc., a Delaware corporation (“Autobytel”), announced its financial results for the quarter ended March 31, 2003. A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release furnished as an exhibit to this report includes “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel’s business contained in the press release are “forward-looking” rather than “historic.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Autobytel Inc.

Date: April 24, 2003	By:	/s/ Hoshi Printer
Hoshi Printer Executive Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 24, 2003

3